UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

October 31, 2008

		Principal
		Amount°	Value
Agency Collateralized Mortgage Obligations – 7.46%
Fannie Mae
Series 1988-15 A 9.00% 6/25/18	USD	1,292	$1,414
Series 1996-46 ZA 7.50% 11/25/26		162,287	170,946
Series 2002-83 GH 5.00% 12/25/17		465,000	452,077
Series 2005-67 EY 5.50% 8/25/25		115,000	103,057
•Series 2006-M2 A2F 5.259% 5/25/20		305,000	286,877
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41		209,446	218,894
Series 2002-T1 A2 7.00% 11/25/31		116,058	118,126
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		75,571	85,845
Series C-2 12.00% 5/1/09		5,699	5,492
Series F-2 11.50% 5/1/09		1,865	1,872
Series H-2 11.50% 5/1/09		2,340	2,268
Series J-1 7.00% 11/1/10		2,011	2,026
Fannie Mae Whole Loan Series 2002-W1 2A 7.50% 2/25/42		121,134	128,510
Freddie Mac
Series 2552 KB 4.25% 6/15/27		31,715	31,712
Series 2557 WE 5.00% 1/15/18		300,000	293,799
Series 2662 MA 4.50% 10/15/31		250,958	249,695
Series 3005 ED 5.00% 7/15/25		265,000	235,635
¥Series 3022 MB 5.00% 12/15/28		615,000	617,015
Series 3063 PC 5.00% 2/15/29		900,000	902,504
Series 3113 QA 5.00% 11/15/25		263,293	265,299
Series 3131 MC 5.50% 4/15/33		200,000	199,840
Series 3173 PE 6.00% 4/15/35		325,000	317,792
Series 3337 PB 5.50% 7/15/30		215,000	216,257
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		43,528	47,573
Total Agency Collateralized Mortgage Obligations (cost $5,008,216)			4,954,525

Agency Mortgage-Backed Securities – 38.22%
Fannie Mae 10.50% 6/1/30		11,320	12,891
•Fannie Mae ARM
5.046% 8/1/35		359,636	352,233
5.134% 11/1/35		190,284	190,979
5.864% 9/1/37		383,431	393,759
6.145% 7/1/36		523,183	532,458
6.283% 7/1/36		550,115	560,237
6.325% 8/1/36		343,777	350,723
Fannie Mae S.F. 15 yr
5.00% 5/1/21		329,988	324,235
6.00% 8/1/22		633,316	638,414
8.00% 10/1/16		206,578	219,285
Fannie Mae S.F. 15 yr TBA 5.50% 12/1/23		2,425,000	2,413,632
Fannie Mae S.F. 30 yr
5.00% 12/1/36 to 2/1/38		1,736,114	1,645,982
¥5.50% 11/1/36 to 7/1/37		5,443,028	5,321,519
6.00% 11/1/37 to 8/1/38		4,643,404	4,643,481
6.50% 12/1/37 to 1/1/38		3,179,295	3,224,520
8.00% 2/1/30		22,757	24,047
10.00% 7/1/20 to 2/1/25		337,757	378,245

Freddie Mac ARM
•5.51% 8/1/36	322,669	326,289
5.676% 7/1/36	158,341	160,137
5.819% 10/1/36	447,961	455,232
Freddie Mac S.F. 15 yr 5.00% 6/1/18	151,948	149,744
Freddie Mac S.F. 30 yr
5.00% 10/1/36	1,318,271	1,248,842
5.50% 10/1/36 to 10/1/38	753,112	734,919
8.00% 5/1/11 to 5/1/31	209,625	221,416
8.50% 12/1/09	1,523	1,574
10.00% 1/1/19	18,630	21,563
11.50% 6/1/15 to 3/1/16	64,681	74,414
GNMA I GPM
11.00% 3/15/13	21,735	24,461
12.25% 3/15/14	8,775	10,201
GNMA II GPM 10.75% 3/20/16	6,940	7,952
GNMA II S.F. 30 yr
7.50% 9/20/30	33,106	34,762
8.00% 6/20/30	18,033	19,204
10.00% 11/20/15 to 6/20/21	48,237	55,547
10.50% 3/20/16 to 2/20/21	66,276	76,863
11.00% 5/20/15 to 7/20/19	1,296	1,492
12.00% 3/20/14 to 5/20/15	9,761	11,216
12.50% 10/20/13 to 7/20/15	52,518	60,204
GNMA S.F. 15 yr 6.50% 7/15/14	62,121	64,202
GNMA S.F. 30 yr
7.50% 1/15/32	25,413	26,781
8.00% 5/15/30	14,423	15,418
9.50% 10/15/19 to 3/15/23	62,997	69,425
10.00% 9/15/18	11,135	12,777
11.00% 12/15/09 to 9/15/15	48,257	53,147
11.50% 7/15/15	4,792	5,570
12.00% 12/15/12 to 11/15/15	126,952	148,147
12.50% 5/15/10 to 1/15/16	51,683	60,064
Total Agency Mortgage-Backed Securities (cost $25,667,588)		25,378,203

Agency Obligations – 6.32%
Fannie Mae
¥3.625% 2/12/13	590,000	579,136
^5.48% 10/9/19	350,000	167,167
*Federal Home Loan Bank 3.625% 10/18/13	695,000	671,116
Freddie Mac
3.125% 10/25/10	170,000	170,464
*5.125% 11/17/17	2,045,000	2,031,752
*5.50% 8/23/17	300,000	305,779
*Tennessee Valley Authority 4.875% 1/15/48	315,000	270,853
Total Agency Obligations (cost $4,421,969)		4,196,267

Commercial Mortgage-Backed Securities – 3.77%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	145,000	122,363
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.497% 6/10/39	275,000	239,744
Series 2006-4 A4 5.634% 7/10/46	200,000	155,540
•Series 2007-3 A4 5.838% 6/10/49	250,000	187,097
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14 A4 5.201% 12/11/38	300,000	225,215
•Series 2007-PW16 A4 5.902% 6/11/40	140,000	106,167
#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	505,000	484,888
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	115,000	96,195
#•@Goldman Sachs Mortgage Securities II Series 2006-RR3 A1S 144A 5.662% 7/18/56	310,000	108,500
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	170,000	146,050
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9 A2 5.134% 5/15/47	170,000	132,421
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	210,000	198,241
#Tower 144A
@Series 2006-1 B 5.588% 2/15/36	130,000	123,315
@Series 2006-1 C 5.707% 2/15/36	195,000	179,047
Total Commercial Mortgage-Backed Securities (cost $3,101,979)		2,504,783

Corporate Bonds – 25.78%
Banking – 4.54%
Bank of America
5.125% 11/15/14	85,000	74,960
5.30% 3/15/17	250,000	210,988
•8.00% 12/29/49	60,000	44,989
Bank of New York Mellon 5.125% 8/27/13	398,000	379,721
BB&T
4.90% 6/30/17	86,000	68,886
5.25% 11/1/19	15,000	11,567
Branch Banking & Trust 5.625% 9/15/16	250,000	217,386
#CoBank 144A 7.875% 4/16/18	250,000	222,474
@JPMorgan Chase Capital XXV 6.80% 10/1/37	295,000	212,862
*PNC Bank 6.875% 4/1/18	250,000	230,867
Silicon Valley Bank 5.70% 6/1/12	250,000	224,749
U.S. Bank North America
4.80% 4/15/15	75,000	70,342
4.95% 10/30/14	250,000	236,796
•USB Capital IX 6.189% 4/15/49	385,000	200,295
Wells Fargo 5.625% 12/11/17	130,000	114,882
•Wells Fargo Capital XIII 7.70% 12/29/49	600,000	490,952
		3,012,716
Basic Industries – 1.42%
#ArcelorMittal 144A 6.125% 6/1/18	205,000	141,485
#@Evraz Group 144A 9.50% 4/24/18	249,000	105,825
#@GTL Trade Finance 144A 7.25% 10/20/17	200,000	147,293
Lubrizol 4.625% 10/1/09	117,000	112,735
#@Nine Dragons Paper Holdings 144A 7.875% 4/29/13	250,000	216,001
Rio Tinto Finance USA
5.875% 7/15/13	90,000	76,874
6.50% 7/15/18	27,000	20,979
#@Steel Capital 144A 9.75% 7/29/13	288,000	122,400
		943,592
Brokerage – 1.80%
AMVESCAP 4.50% 12/15/09	147,000	141,998
Citigroup 6.50% 8/19/13	427,000	405,184
Goldman Sachs Group
5.95% 1/18/18	150,000	122,532
6.15% 4/1/18	187,000	155,171
@6.75% 10/1/37	50,000	32,642
Jefferies Group 6.45% 6/8/27	120,000	85,615
JPMorgan Chase
6.00% 1/15/18	20,000	17,972
6.40% 5/15/38	41,000	35,304
Lazard Group 6.85% 6/15/17	42,000	30,209
Morgan Stanley 5.30% 3/1/13	200,000	165,568
		1,192,195
Capital Goods – 0.38%
*Graham Packaging 9.875% 10/15/14	135,000	85,725
*Tyco Electronics Group 5.95% 1/15/14	180,000	164,161
		249,886
Communications – 4.29%
*AT&T 5.60% 5/15/18	158,000	135,042
AT&T Wireless 8.125% 5/1/12	386,000	382,919
#Charter Communications Operating 144A 10.875% 9/15/14	125,000	102,188
Comcast
•5.119% 7/14/09	89,000	85,282
5.875% 2/15/18	141,000	118,285
6.30% 11/15/17	121,000	104,738

Deutsche Telekom International Finance 5.25% 7/22/13	135,000	119,702
Intelsat Bermuda 11.25% 6/15/16	55,000	47,300
MetroPCS Wireless 9.25% 11/1/14	120,000	100,500
Rogers Communications 6.80% 8/15/18	334,000	292,758
Telecom Italia Capital
4.00% 1/15/10	162,000	146,023
7.721% 6/4/38	75,000	51,147
Thomson Reuters
5.95% 7/15/13	96,000	87,177
6.50% 7/15/18	131,000	110,328
Time Warner Cable 7.30% 7/1/38	89,000	74,665
Verizon Communications
5.55% 2/15/16	210,000	183,492
6.10% 4/15/18	65,000	56,887
8.95% 3/1/39	170,000	172,975
#@Vimpelcom 144A 9.125% 4/30/18	320,000	165,549
#Vivendi 144A 6.625% 4/4/18	147,000	125,479
Vodafone Group
5.00% 12/16/13	125,000	109,295
5.00% 9/15/15	90,000	73,223
		2,844,954
Consumer Cyclical – 1.58%
CVS Caremark
4.875% 9/15/14	126,000	103,891
5.75% 6/1/17	246,000	198,852
DaimlerChrysler North America 3.241% 8/3/09	156,000	140,547
Ford Motor 7.45% 7/16/31	55,000	17,600
Lear 8.75% 12/1/16	75,000	28,125
Macy’s Retail Holdings 6.65% 7/15/24	140,000	71,636
*MGM MIRAGE 7.50% 6/1/16	55,000	32,725
Ryland Group 5.375% 5/15/12	80,000	57,200
Target 5.125% 1/15/13	140,000	128,070
Toll 8.25% 12/1/11	185,000	158,175
Wal-Mart Stores 6.20% 4/15/38	134,000	116,030
		1,052,851
Consumer Non-Cyclical – 3.72%
Amgen 6.375% 6/1/37	190,000	153,974
Aramark 8.50% 2/1/15	130,000	111,800
AstraZeneca 5.90% 9/15/17	80,000	73,965
#*Bausch & Lomb 144A 9.875% 11/1/15	130,000	102,700
*Bottling Group 6.95% 3/15/14	250,000	255,781
Covidien International Finance
6.00% 10/15/17	50,000	43,671
6.55% 10/15/37	68,000	53,906
Delhaize America 9.00% 4/15/31	112,000	99,468
Diageo Capital 5.75% 10/23/17	120,000	103,335
#Dr Pepper Snapple Group 144A 6.82% 5/1/18	304,000	266,604
General Mills 5.65% 9/10/12	100,000	92,412
GlaxoSmithKline Capital
4.375% 4/15/14	90,000	81,994
5.65% 5/15/18	180,000	159,801
HCA PIK 9.625% 11/15/16	130,000	104,975
Kraft Foods
4.125% 11/12/09	67,000	66,203
6.125% 2/1/18	223,000	191,386
Quest Diagnostic 5.45% 11/1/15	147,000	119,132
Wyeth 5.50% 2/1/14	417,000	391,204
		2,472,311
Electric – 1.69%
Baltimore Gas & Electric 6.125% 7/1/13	71,000	64,634
Commonwealth Edison
5.80% 3/15/18	60,000	49,312
6.15% 9/15/17	98,000	83,535

Detroit Edison 5.60% 6/15/18	69,000	58,619
Duke Energy Indiana 6.35% 8/15/38	92,000	76,983
Florida Power 6.40% 6/15/38	109,000	96,184
Illinois Power 6.125% 11/15/17	66,000	53,704
#@Korea Southern Power 144A 5.375% 4/18/13	140,000	120,701
MidAmerican Funding 6.75% 3/1/11	92,000	98,973
NRG Energy 7.375% 2/1/16	110,000	95,150
PECO Energy 5.35% 3/1/18	49,000	40,412
PPL Electric 7.125% 11/30/13	125,000	127,818
South Carolina Electric & Gas 6.50% 11/1/18	90,000	88,014
Union Electric 6.70% 2/1/19	44,000	36,647
#West Penn Power 144A 5.95% 12/15/17	42,000	34,013
		1,124,699
Energy – 2.58%
Baker Hughes 6.50% 11/15/13	100,000	100,212
Canadian Natural Resources 6.00% 8/15/16	130,000	110,059
Dynergy Holdings 7.75% 6/1/19	40,000	27,000
Enbridge Energy Partners 6.50% 4/15/18	71,000	59,234
Nexen 5.65% 5/15/17	100,000	79,541
Petro-Canada 6.05% 5/15/18	131,000	101,980
#Plains All American Pipeline 144A 6.50% 5/1/18	147,000	108,946
Siberian Oil 10.75% 1/15/09	570,000	563,052
Suncor Energy
5.95% 12/1/34	85,000	53,690
6.85% 6/1/39	130,000	93,123
TransCanada Pipelines 7.25% 8/15/38	120,000	95,369
Weatherford International
5.95% 6/15/12	25,000	22,535
6.00% 3/15/18	111,000	84,926
6.35% 6/15/17	61,000	50,472
XTO Energy
5.50% 6/15/18	92,000	72,544
6.75% 8/1/37	125,000	92,877
		1,715,560
Finance Companies – 0.65%
Caterpillar Financial Services 7.05% 10/1/18	120,000	113,452
General Electric Capital 5.875% 1/14/38	75,000	53,652
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	200,000	64,810
International Lease Finance
5.35% 3/1/12	107,000	69,837
5.875% 5/1/13	60,000	38,616
6.625% 11/15/13	136,000	88,392
		428,759
Insurance – 1.91%
•Hartford Financial Services Group 8.125% 6/15/38	320,000	159,917
#@Max USA Holdings 144A 7.20% 4/14/17	150,000	126,756
MetLife 6.817% 8/15/18	140,000	120,742
#•MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	249,395
∏@Montpelier Re Holdings 6.125% 8/15/13	45,000	22,097
•#w@Twin Reefs Pass Through Trust 144A 5.294% 12/31/49	200,000	20,250
UnitedHealth Group
5.50% 11/15/12	162,000	143,212
5.80% 3/15/36	148,000	91,276
Unitrin 6.00% 5/15/17	141,000	117,678
WellPoint
5.00% 1/15/11	124,000	122,333
5.00% 12/15/14	112,000	96,807
		1,270,463
Natural Gas – 0.23%
Enterprise Products Operating
6.30% 9/15/17	115,000	94,132
6.50% 1/31/19	20,000	16,230

Kinder Morgan Energy Partners 6.95% 1/15/38		60,000	44,116
			154,478
Real Estate – 0.25%
Regency Centers 5.875% 6/15/17		90,000	68,672
#•USB Realty 144A 6.091% 12/22/49		200,000	94,064
			162,736
Technology – 0.52%
*International Business Machines 6.50% 10/15/13		270,000	278,071
SunGard Data Systems 9.125% 8/15/13		80,000	66,800
			344,871
Transportation – 0.22%
@Red Arrow International Leasing 8.375% 6/30/12	RUB	6,713,586	148,816
			148,816
Total Corporate Bonds (cost $20,604,785)			17,118,887

Foreign Agencies – 0.98%
France – 0.10%
France Telecom 7.75% 3/1/11	USD	66,000	65,313
			65,313
Korea – 0.26%
Korea Development Bank 5.30% 1/17/13		195,000	175,264
			175,264
Qatar – 0.62%
#Ras Laffan Liquefied Natural Gas III 144A 5.838% 9/30/27		530,000	409,951
Total Foreign Agencies (cost $774,565)			650,528

Municipal Bonds – 1.74%
Massachusetts Bay Transportation Authority 5.00% 7/1/19		85,000	88,491
North Texas Tollway Authority Series A
5.50% 1/1/18		65,000	65,976
6.00% 1/1/19		35,000	36,244
6.00% 1/1/20		170,000	173,830
Triborough, New York Bridge & Tunnel Authority Series A
5.00% 11/15/18		220,000	229,308
5.00% 11/15/19		225,000	231,111
University of Texas Financing Authority Refunding Series A 5.25% 8/15/18		85,000	90,572
West Virginia Tobacco Settlement Finance Authority Series A 7.467% 6/1/47		275,000	236,101
Total Municipal Bonds (cost $1,226,673)			1,151,633

Non-Agency Asset-Backed Securities – 5.49%
#Cabela's Master Credit Card Trust 2008-1A A1 144A 4.31% 12/16/13		270,000	248,465
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11		180,000	174,715
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		235,000	134,440
Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12		90,000	89,139
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35		200,000	180,578
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		265,000	186,043
@Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	203,715
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11		135,000	133,695
Series 2008-A A3 4.12% 5/15/12		95,000	90,795
Series 2008-A A4A 4.93% 8/15/14		145,000	132,294
Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12		105,000	96,292
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		190,000	134,999
Series 2008-A4 A4 5.65% 12/15/15		200,000	168,589
#@Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		200,000	168,185
•#Golden Credit Card Trust 2008-3 A 144A 5.56% 7/15/11		250,000	219,000
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12		133,749	130,198
#Series 2006-1 A2 144A 5.04% 10/15/12		105,173	104,857
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12		90,000	88,598
Series 2008-A A3 4.93% 12/17/12		150,000	137,670

John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12		190,000	184,175
RSB Bondco Series 2007-A A2 5.72% 4/1/18		215,000	200,123
@WFS Financial Owner Trust Series 2005-1 A4 3.87% 8/17/12		337,908	330,667
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12		110,000	103,987
Total Non-Agency Asset-Backed Securities (cost $4,146,274)			3,641,219

Non-Agency Collateralized Mortgage Obligations – 3.64%
@Bear Stearns Asset Backed Securities Trust Series 2005-AC8 A5 5.50% 11/25/35		269,978	214,116
@Countrywide Alternative Loan Trust Series 2006-2CB A3 5.50% 3/25/36		229,091	210,119
wCountrywide Home Loan Mortgage Pass Through Trust
•@Series 2004-HYB4 M 4.583% 9/20/34		92,381	78,750
@Series 2006-17 A5 6.00% 12/25/36		112,990	108,456
#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		153,496	154,147
Series 1999-3 A 8.00% 8/19/29		313,866	344,637
•@JPMorgan Mortgage Trust Series 2007-A1 7A4 5.298% 7/25/35		702,097	345,071
@Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		247,216	224,776
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		248,781	257,868
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		40,286	41,404
w@Washington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		176,976	150,319
Wells Fargo Mortgage Backed Securities Trust
@•Series 2005-AR16 6A4 5.001% 10/25/35		347,616	216,481
Series 2007-8 2A6 6.00% 7/25/37		85,000	72,740
Total Non-Agency Collateralized Mortgage Obligations (cost $3,064,045)			2,418,884

Senior Secured Loans – 0.27%
Energy Futures Holdings Term Loan B2 5.634% 10/10/14		223,556	176,037
Total Senior Secured Loans (cost $204,554)			176,037

Sovereign Debt – 2.28%Δ
Germany – 1.36%
Bundesobligation
3.50% 4/12/13	EUR	180,500	232,846
4.25% 10/12/12	EUR	501,200	663,748
			896,594
Mexico – 0.22%
Mexican Government 10.00% 11/20/36	MXN	1,670,000	147,365
			147,365
Russia – 0.19%
*Russia Government 7.50% 3/31/30	USD	145,040	127,000
			127,000
United Kingdom – 0.51%
U.K. Treasury 4.50% 3/7/13	GBP	206,300	339,611
			339,611
Total Sovereign Debt (cost $1,600,177)			1,510,570

Supranational Banks – 0.55%
European Investment Bank
6.00% 8/14/13	AUD	128,000	86,153
6.125% 1/23/17	AUD	119,000	80,710
11.25% 2/14/13	BRL	500,000	200,032
Total Supranational Banks (cost $452,263)			366,895
U.S. Treasury Obligations – 1.11%
*U.S. Treasury Bonds 4.375% 2/15/38	USD	20,000	20,066
*U.S. Treasury Inflation Index Notes 3.00% 7/15/12		737,289	719,260
Total U.S. Treasury Obligations (cost $772,093)			739,326
		Number of
		Shares
Preferred Stock – 0.84%
•JPMorgan Chase 7.90%		430,000	349,386
•*PNC Financial Services Group 8.25%		250,000	206,337
Total Preferred Stock (cost $672,563)			555,723

		Principal
		Amount°
Repurchase Agreement** – 2.95%
BNP Paribas 0.10%, dated 10/31/08, to be
repurchased on 11/3/08, repurchase price $1,959,016
(collateralized by U.S. Government obligations, 4.875%,
6/4/09 - 8/15/09; with market value $2,000,929)	USD	1,959,000	1,959,000
Total Repurchase Agreement (cost $1,959,000)			1,959,000

Total Value of Securities Before Securities Lending Collateral – 101.40%
(cost $73,676,744)			67,322,480
		Number of
		Shares
Securities Lending Collateral*** – 4.39%
Investment Companies
Mellon GSL DBT II Collateral Fund		2,986,094	2,912,039
Securities Lending Liquidation Trust		13,372	722
Total Securities Lending Collateral (cost $2,999,466)			2,912,761

Total Value of Securities – 105.79%
(cost $76,676,210)			70,235,241 ©
Obligation to Return Securities Lending Collateral*** – (4.50%)			(2,986,816)
Liabilities Net of Receivables and Other Assets (See Notes) – (1.29%)			(853,617)
Net Assets Applicable to 9,907,405 Shares Outstanding – 100.00%			$66,394,808

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
RUB – Russian Ruble
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of October 31, 2008.
*Fully or partially on loan.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $5,462,156, which represented 8.23% of the Fund’s net assets. See Note 7 in "Notes."
@Illiquid security. At October 31, 2008, the aggregate amount of illiquid securities was $4,283,287, which represented 6.45% of the Fund’s net assets. See Note 7 in “Notes.”
∏Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2008, the aggregate amount of the restricted security was $22,097 or 0.03% of the Fund’s net assets. See Note 7 in “Notes.”
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
**See Note 1 in "Notes."
***See Note 6 in "Notes."
©Includes $2,921,810 of securities loaned.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
RSB – Rate Stabilization Bonds
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts, financial futures contracts, and swap contracts were outstanding at October 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(994,236)	USD	624,076	11/14/08	$(35,789)
BRL	(300,778)	USD	130,150	11/14/08	(8,167)
EUR	(292,044)	USD	379,745	11/3/08	7,594
EUR	(543,116)	USD	699,164	11/14/08	7,391
EUR	(207,732)	USD	266,281	11/14/08	1,690
GBP	(158,139)	USD	259,775	11/3/08	5,267
GBP	(882,577)	USD	1,426,686	11/14/08	7,312
GBP	439,344	USD	(706,728)	11/14/08	(169)
JPY	(30,487,672)	USD	313,105	11/14/08	3,491
JPY	75,627,886	USD	(774,876)	11/14/08	(6,845)
NOK	588,293	USD	(84,084)	11/14/08	3,220
NZD	83,439	USD	(49,054)	11/14/08	(543)
RUB	(4,713,060)	USD	168,685	11/7/08	(4,371)
					$(19,919)

Financial Futures Contracts[2]
					Unrealized
Contracts		Notional Cost	Notional		Appreciation
to Buy (Sell)		(Proceeds)	Value	Expiration Date	(Depreciation)
1	Long Gilt Bond	$205,002	$179,121	12/29/08	$(25,881)
18	U.S. Treasury 5 yr Notes	2,048,042	2,038,641	12/31/08	(9,401)
(9)	U.S. Treasury 10 yr Notes	(1,024,178)	(1,017,703)	12/31/08	6,475
(8)	U.S. Treasury Long Bond	(936,996)	(905,000)	12/19/08	31,996
		$291,870			$3,189

Swap Contracts[3]

Credit Default Swap Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup Global Markets
Century Tel 5 yr CDS	340,000	1.71%	9/20/13	(1,655)
Hartford Financial CDS	95,000	4.30%	12/20/13	5,940
Hartford Financial CDS	95,000	4.95%	12/20/13	3,687
Goldman Sachs
CDX High Yield.11.1 yr CDS	840,000	5.00%	12/20/13	(9,030)
Kraft Food 10 yr CDS	415,000	0.77%	12/20/17	12,167
JPMorgan Chase Bank
Embarq
6 yr CDS	130,000	2.60%	9/20/14	(4,660)
7 yr CDS	100,000	0.77%	9/20/14	5,503
Hartford Financial CDS	95,000	5.20%	12/20/13	2,820
Hartford Financial CDS	47,500	7.00%	12/20/13	(1,710)
Total	$2,157,500			$13,062

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”
2See Note 4 in ”Notes.”
3See Note 5 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group® Government Fund (Trust) – Delaware Core Plus Bond Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value many foreign securities at one time using fair value prices based on third-party vendor modeling tools ("international fair value pricing").

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At October 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$76,713,155
Aggregate unrealized appreciation	213,221
Aggregate unrealized depreciation	(6,617,080)
Net unrealized depreciation	$(6,403,859)

For federal income tax purposes, at July 31, 2008, capital loss carryforwards of $11,868,948 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:, $1,219,236 expires in 2009, $2,497,064 expires in 2012, $1,839,322 expires in 2013, $1,361,936 expires in 2014, $2,664,816 expires in 2015 and 2,286,574 expires in 2016.

Effective August 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of October 31, 2008:

Level	Securities
Level 1	$2,698,326
Level 2	63,810,136
Level 3	3,726,779
Total	$70,235,241

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 7/31/2008	$2,292,879
Net realized gain (loss)	(102,337)
Net change in unrealized
appreciation/(depreciation)	(369,110)
Net purchases, sales and settlements	(718,280)
Net transfers in and/or out of Level 3	2,623,627
Balance as of 10/31/08	$3,726,779

Net change in unrealized appreciation/
(depreciation) from investments still held
as of 10/31/2008	$(382,585)

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

4. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2008, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with the Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less then the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2008, the value of securities on loan was $2,921,810, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption "Securities Lending Collateral".

7. Credit and Market Risk
The Fund may invest up to 20% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under1 Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities and illiquid securities have been identified on the schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

October 31, 2008

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31	USD	7,701	$7,679
Total Agency Asset-Backed Securities (cost $7,683)			7,679

Agency Mortgage-Backed Securities – 0.00%
Freddie Mac S.F. 30 yr 8.00% 5/1/31		4,431	4,683
Total Agency Mortgage-Backed Securities (cost $4,785)			4,683

Corporate Bonds – 7.45%
Banking – 1.10%
Bank of America 5.30% 3/15/17		1,000,000	843,953
•Wells Fargo Capital XIII 7.70% 12/29/49		1,000,000	818,255
			1,662,208
Basic Industries – 0.46%
#ArcelorMittal 144A 6.125% 6/1/18		1,000,000	690,169
			690,169
Brokerage – 0.73%
Morgan Stanley
5.375% 10/15/15		1,000,000	782,883
6.125% 3/5/18		500,000	308,125
			1,091,008
Capital Goods – 0.25%
Allied Waste North America 5.75% 2/15/11		400,000	370,000
			370,000
Communications – 2.50%
American Tower 7.125% 10/15/12		360,000	335,700
AT&T Wireless 8.125% 5/1/12		1,000,000	992,020
CSC Holdings 6.75% 4/15/12		400,000	348,000
Deutsche Telekom International Finance 8.50% 6/15/10		1,020,000	1,004,996
DirecTV Holdings 8.375% 3/15/13		400,000	377,000
Rogers Wireless 8.00% 12/15/12		400,000	375,000
Sprint Capital 8.375% 3/15/12		400,000	322,220
			3,754,936
Consumer Cyclical – 0.38%
Corrections Corporation of America 7.50% 5/1/11		400,000	380,000
CVS Caremark 5.75% 6/1/17		245,000	198,043
			578,043
Consumer Non-Cyclical – 0.61%
General Mills 5.65% 9/10/12		1,000,000	924,120
			924,120
Finance Companies – 0.68%
FTI Consulting 7.625% 6/15/13		400,000	383,000
International Lease Finance
5.625% 9/20/13		625,000	400,368
5.875% 5/1/13		375,000	241,348
			1,024,716
Insurance – 0.74%
#Metropolitan Life Global Funding I 144A 5.125% 4/10/13		170,000	152,111
MetLife 6.817% 8/15/18		750,000	646,833
•Prudential Financial 7.27% 6/10/15		400,000	320,372
			1,119,316
Total Corporate Bonds (cost $11,408,138)			11,214,516

Foreign Agency – 0.07%Δ
Republic of Korea – 0.07%
Korea Development Bank 5.30% 1/17/13		120,000	107,855
Total Foreign Agencies (cost $120,743)			107,855

Non-Agency Asset-Backed Securities – 0.18%
Citibank Credit Card Issuance Trust Series 2007-A6 A6 4.74% 7/12/12		300,000	277,643
Total Non-Agency Asset-Backed Securities (cost $276,656)			277,643

Non-Agency Collateralized Mortgage Obligations – 0.31%
•Bank of America Mortgage Securities Series 2002-K 2A1 5.986% 10/20/32		11,340	11,363
@•Citigroup Mortgage Loan Trust Series 2007-AR5 1AB 5.614% 4/25/37		107,472	78,725
@•Structured Adjustable Rate Mortgage Loan Trust
Series 2005-22 4A2 5.371% 12/25/35		20,428	9,190
Series 2006-5 5A4 5.519% 6/25/36		41,274	19,615
•Wells Fargo Mortgage Backed Securities Trust
Series 2004-EE 3A1 4.362% 12/25/34		116,767	101,920
@Series 2005-AR16 6A4 5.001% 10/25/35		141,884	88,360
Series 2006-AR6 7A1 5.112% 3/25/36		187,779	154,235
Total Non-Agency Collateralized Mortgage Obligations (cost $615,691)			463,408

Sovereign Debt – 0.24%Δ
France – 0.04%
Government of France Inflation Linked 3.00% 7/25/09	EUR	47,372	59,970
			59,970
Sweden – 0.20%
Swedish Government 3.50% 12/1/15	SEK	1,750,000	293,542
			293,542
Total Sovereign Debt (cost $346,263)			353,512

U.S. Treasury Obligations – 89.26%
U.S. Treasury Inflation Index Bonds
2.00% 1/15/26	USD	4,548,398	3,735,017
2.375% 1/15/25		25,236,355	21,864,955
3.875% 4/15/29		8,530,368	9,127,502
U.S. Treasury Inflation Index Notes
0.625% 4/15/13		10,029,686	9,109,000
0.875% 4/15/10		5,436,067	5,111,180
1.625% 1/15/15		27,769,984	24,316,120
*1.875% 7/15/13		4,670,634	4,370,695
*¥2.00% 1/15/14		8,342,455	7,644,433
2.00% 7/15/14		6,625,851	6,060,586
2.00% 1/15/16		14,351,740	12,668,783
2.375% 1/15/17		3,694,202	3,369,807
3.00% 7/15/12		8,165,022	7,965,363
3.375% 1/15/12		24,680	24,204
3.50% 1/15/11		19,431,893	18,985,582
Total U.S. Treasury Obligations (cost $147,200,833)			134,353,227
		Number of
		Shares
Preferred Stock – 0.54%
•JPMorgan Chase 7.90%		1,000,000	812,526
Total Preferred Stock (cost $886,208)			812,526

		Principal
		Amount°
Repurchase Agreement** – 2.09%
BNP Paribas 0.10%, dated 10/31/08, to be
repurchased on 11/3/08, repurchase price $3,139,026
(collateralized by U.S. Government obligations, 4.875%,
6/4/09 - 8/15/09; with market value $3,206,185)	USD	3,139,000	3,139,000
Total Repurchase Agreement (cost $3,139,000)			3,139,000

Total Value of Securities Before Securities Lending Collateral – 100.15%
(cost $164,006,000)			150,734,049

	Number of
	Shares
Securities Lending Collateral*** – 0.39%
Investment Companies
Mellon GSL DBT II Collateral Fund	589,835	575,207
Total Securities Lending Collateral (cost $589,835)		575,207

Total Value of Securities – 100.54%
(cost $164,595,835)		151,309,256 ©
Obligation to Return Securities Lending Collateral*** – (0.39%)		(589,835)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.15%)		(221,168)
Net Assets Applicable to 16,407,271 Shares Outstanding – 100.00%		$150,498,253

°Principal amount shown is stated in the currency in which each security is denominated.

EUR – European Monetary Unit
NOK – Norwegian Kroner
SEK – Swedish Krona
USD – United States Dollar

ΔSecurities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of October 31, 2008.
*Fully or partially on loan.
**See Note 1 in “Notes.”
***See Note 6 in "Notes."
©Includes $580,628 of securities loaned.
¥Fully or partially pledged as collateral for financial futures contracts.
@Illiquid security. At October 31, 2008, the aggregate amount of illiquid securities was $195,890, which represented 0.13% of the Fund’s net assets. See Note 7 in “Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $842,280, which represented 0.56% of the Fund's net assets. See Note 7 in "Notes."

Summary of Abbreviations:

S.F. – Single Family
yr – Year

The following foreign currency exchange contracts, financial futures contracts and written options were outstanding at October 31, 2008:

Foreign Currency Exchange Contracts[1]

					Unrealized
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Appreciation
EUR	(4,567)	USD	5,939	11/3/08	$119
NOK	740,000	USD	(105,767)	11/14/08	4,050
					$4,169

Financial Future Contract[2]

Contract		Notional	Notional		Unrealized
to Buy		Cost	Value	Expiration Date	Appreciation
24	U.S. Treasury 2 yr Notes	$5,087,681	$5,155,875	12/31/08	$68,194
					$68,194

Written Options[3]
					Unrealized
	Number of	Notional	Exercise		Appreciation
Description	Contracts	Value	Price	Expiration Date	(Depreciation)
Written Call Options
U.S. Treasury 10 yr Future	(175)	$17,500,000	$114.00	11/21/08	$48,811
U.S. Treasury 10 yr Future	(87)	8,700,000	115.00	11/21/08	2,516
		$26,200,000			$51,327
Written Put Options
U.S. Treasury 10 yr Future	(175)	$17,500,000	$112.50	11/21/08	$(79,705)
U.S. Treasury 10 yr Future	(87)	8,700,000	113.50	11/21/08	(84,484)
		$26,200,000			$(164,189)

The use of foreign currency exchange contracts, financial futures contracts and writing options involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3 See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (Trust) – Delaware Inflation Protected Bond Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value many foreign securities at one time using fair value prices based on third-party vendor modeling tools ("international fair value pricing").

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At October 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$165,221,167
Aggregate unrealized appreciation	238,698
Aggregate unrealized depreciation	(14,135,981)
Net unrealized depreciation	$(13,897,283)

Effective August 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of October 31, 2008:

Level	Securities
Level 1	$137,492,228
Level 2	13,241,821
Level 3	575,207
Total	$151,309,256

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 7/31/2008	$-
Net realized gain (loss)	-
Net change in unrealized
appreciation/(depreciation)	-
Net purchases, sales and settlements	-
Net transfers in and/or out of Level 3	575,207
Balance as of 10/31/08	$575,207

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

4. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Written Options
During the period ended October 31, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Transactions in written options during the period ended October 31, 2008 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at July 31, 2008	175	$99,467
Options written	873	534,903
Options terminated in closing purchase transactions	(524)	(264,232)
Options outstanding at October 31, 2008	524	$370,138

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with the Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less then the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2008, the value of securities on loan was $580,628, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption "Securities Lending Collateral".

7. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include investments such as options forwards, futures contracts, or swap agreements.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15 % limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: